Vessel revenue	12 Months Ended
Dec. 31, 2019
Analysis of income and expense [abstract]
Vessel revenue
Vessel revenue

During the years ended December 31, 2019, 2018 and 2017, we had three, five, and five vessels that earned revenue through long-term time-charter contracts (with initial terms of one year or greater), respectively. The remaining vessels earned revenue from the Scorpio Pools or in the spot market. The following table sets forth our revenue, by employment type, for these periods:

	For the year ended December 31,
In thousands of U.S. dollars	2019	2018	2017
Pool revenue	$691,886	$543,784	$458,730
Time charter revenue	2,551	34,015	37,411
Voyage revenue (spot market)	9,888	7,248	16,591

	$704,325	$585,047	$512,732